SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): MAY 8, 2001



                             UCAR INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-13888                  06-1385548
    (State or Other            (Commission File Number)    (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



          SUITE 1100, 3102 WEST END AVENUE, NASHVILLE, TENNESSEE 37203
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 615-760-8227

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 8, 2001, the Board of Directors of UCAR International Inc. ("UCAR"), upon the recommendation of the Audit and Finance Committee, appointed Deloitte & Touche LLP ("Deloitte & Touche") as the independent public accountants to audit the financial statements of UCAR and its consolidated subsidiaries for the fiscal year ending December 31, 2001. Deloitte & Touche will replace UCAR's prior independent accountants, KPMG LLP ("KPMG"). UCAR's Board of Directors appointed Deloitte & Touche as its independent public accountants to audit UCAR's fiscal 2001 financial statements after the completion of a proposal process.

         The reports of KPMG on the consolidated financial statements of UCAR as of and for the fiscal years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion. These reports were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2000 and 1999 and during the period between December 31, 2000 and May 8, 2001, there were no disagreements between KPMG and UCAR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with their reports. Furthermore, during the two most recent fiscal years ended December 31, 2000 and 1999 and during the period between December 31, 2000 and May 8, 2001, there were no "reportable events" as described in Paragraph 304(a)(1)(v) of Regulation S-K.

         During the two most recent fiscal years ended December 31, 2000 and 1999 and during the period between December 31, 2000 and May 8, 2001, neither UCAR nor anyone on its behalf consulted Deloitte & Touche regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on UCAR's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Paragraph 304(a)(1)(v) of Regulation S-K).

         UCAR provided KPMG with a copy of this disclosure and requested KPMG to furnish UCAR with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG's letter is filed as an exhibit to this report.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)      Exhibits.

                    16.1 Letter from KPMG LLP dated May 15, 2001 regarding change in certifying accountant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                UCAR INTERNATIONAL INC.



Date: May 15, 2001              By:/s/ Corrado F. DeGasperis
                                   --------------------------------------------
                                   Corrado F. DeGasperis
                                   Vice President and Chief Information Officer

                                  EXHIBIT INDEX

16.1 Letter from KPMG LLP dated May 15, regarding change in certifying accountant.